UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04310

Morgan Stanley Convertible Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2008

Date of reporting period:	September 30, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Convertible Securities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2008

Total Return for the 12 Months Ended September 30, 2008
Class A	Class B	Class C	Class I+	Merrill Lynch All Convertible Securities Index[1]	Lipper Convertible Securities Funds Index[2]
–17.05%	–17.64%	–17.68%	–16.82%	–23.57%	–20.90%

+   Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the 12-month period ended September 30, 2008, the convertible securities market faced a turbulent and challenging environment that led to weak performance among convertible securities and the broad stock market alike. In the fourth quarter of 2007, the Federal Open Market Committee (the "Fed") began reducing its target federal funds rate amid increasing evidence of economic slowdown and a higher probability of recession. Together with high gasoline prices, high rates of home foreclosures and unemployment took a toll on consumers, who began to significantly curb their spending. With investors still preferring the relative safety of U.S. Treasury bonds in the uncertain economic environment, credit spreads continued to widen and equity markets remained volatile through the end of the year.

In the first quarter of 2008, the weak conditions persisted. The convertible securities market continued to decline against a backdrop of volatility in the equity and credit markets. The Fed again lowered the target rate on the back of ongoing economic weakness. Energy and commodity prices soared to new highs, contributing to concerns about inflationary pressures. The financial sector remained especially turbulent, as billion dollar losses resulting from mortgage-related investments were widely reported. Bear Stearns, the fifth largest investment bank in the U.S., teetered on bankruptcy until JP Morgan Chase, with the assistance of the Fed, agreed to acquire it for a fraction of its former value.

During the second quarter, the economy remained sluggish. The convertible securities market fell along with the declining equity market and rising credit spreads. Energy prices continued to rise, and unemployment reached a new high. Financial sector weakness intensified amid rising foreclosures and the deteriorating housing market. Inflation levels moved higher during the period, and softening retail sales data showed a slowdown in consumer spending.

The broadening credit crunch continued to hurt the financial markets in the third quarter, as did the Lehman Brothers bankruptcy, the government takeovers of Fannie Mae and Freddie Mac, and fears of insolvency at many U.S. banks. The convertible securities market was further impacted by the short selling ban, extreme risk aversion and forced hedge fund redemptions, all of which led to a sharp decline in convertible securities prices during the quarter.

New issuance in the convertibles market was strong during the first nine months of the period. With the availability of funding in the credit markets all but evaporated, companies looked to the convertibles market to raise capital, fueling demand for convertible securities. However, in the third quarter of 2008 new issuance tapered off, as participants digested the supply of pre-issued securities and dealt with the insolvency of a handful of financial institutions. For the 12 months overall, new issue proceeds totaled $85 billion.

Performance Analysis

All share classes of Morgan Stanley Convertible Securities Trust outperformed the Merrill Lynch All Convertible Securities Index and the Lipper Convertible Securities Funds Index for the 12 months ended September 30, 2008, assuming no deduction of applicable sales charges.

The primary contributors to the Fund's outperformance relative to the Merrill Lynch All Convertible Securities Index were the energy and health care sectors. In the energy sector, rising oil and natural gas prices continued to bolster energy companies' earnings growth. Moreover, the weakening U.S. dollar during the period also benefited hard assets such as oil, which is priced in U.S. dollars and therefore offers increased purchasing power when the dollar's value is weaker, which attracts investors looking to hedge against inflation. Strong performance in the health care sector was driven by the Fund's exposure to biotechnology and life sciences securities. The biotech industry benefited from an increase in demand for new drugs, while growing demand for diagnostic tools drove the performance of life sciences securities.

However, other investments detracted from relative performance during the period. Although the Fund held an underweight allocation to the financials sector, the ongoing credit crisis continued to roil the share prices of banks, mortgage lenders, and large diversified financial stocks. The technology and telecommunications sectors also hampered performance as companies reduced capital expenditures for technology and telecommunications products and services in anticipation of a weaker earnings environment.

As of the end of the reporting period, the Fund remained underweighted relative to the Merrill Lynch All Convertible Securities Index in the financials, consumer discretionary and technology sectors, while the health care sector represented the Fund's largest absolute weight. As we enter the final quarter of 2008, we continue to monitor the economic picture and are keeping a close watch on the political situation.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS AS OF 09/30/08
Lifepoint Hospitals Inc.	3.0%
Genzyme Corp.	1.8
Fisher Scientific International	1.8
Molson Coors Brewing Co.	1.7
Liberty Media Corp.	1.7
Intel Corp - 144A	1.6
Collegiate Pacific Inc.	1.6
Wright Medical Group Inc.	1.6
Covanta Holding Corp.	1.5
Transocean Inc.	1.5
TOP FIVE INDUSTRIES AS OF 09/30/08
Biotechnology	9.3%
Medical Specialties	7.5
Hospital/Nursing Management	4.2
Internet Software/Services	4.1
Wireless Telecommunications	3.4

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the stock to assure that the required percentage of its assets is invested in convertible securities. The Fund's convertible securities may include lower rated fixed-income securities commonly known as "junk bonds." The convertible securities also may include "exchangeable" and "synthetic" convertible securities. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. In deciding which securities to buy, hold or sell, the Fund's Investment Adviser considers market, economic and political conditions.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B

Over 10 Years

Average Annual Total Returns—Period Ended September 30, 2008
Symbol	Class A Shares* (since 07/28/97) CNSAX	Class B Shares** (since 10/31/85) CNSBX	Class C Shares† (since 07/28/97) CNSCX	Class I Shares†† (since 07/28/97) CNSDX
1 Year	(17.05)%[3] (21.40)[4]	(17.64)%[3] (21.68)[4]	(17.68)%[3] (18.49)[4]	(16.82)%[3] —
5 Years	3.69[3] 2.58[4]	2.90[3] 2.54[4]	2.93[3] 2.93[4]	3.96[3] —
10 Years	6.02[3] 5.45[4]	5.36[3] 5.36[4]	5.24[3] 5.24[4]	6.28[3] —
Since Inception	4.60[3] 4.10[4]	6.67[3] 6.67[4]	3.83[3] 3.83[4]	4.86[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

(1)  The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Convertible Securities Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Convertible Securities Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper Convertible Securities Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on September 30, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/08 – 09/30/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	04/01/08	09/30/08	04/01/08 – 09/30/08
Class A
Actual (–10.79% return)	$1,000.00	$892.10	$5.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.35	$5.70
Class B
Actual (–11.08% return)	$1,000.00	$889.20	$8.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.60	$9.47
Class C
Actual (–11.14% return)	$1,000.00	$888.60	$8.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.60	$9.47
Class I@@
Actual (–10.66% return)	$1,000.00	$893.40	$4.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.60	$4.45

  @  Expenses are equal to the Fund's annualized expense ratios of 1.13%, 1.88%, 1.88% and 0.88% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.14%, 1.89%, 1.89% and 0.89% for Class A, Class B, Class C and Class I shares, respectively.

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board noted management's proposed strategic alternatives and concluded it would continue to monitor performance.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund taking into account the scope of the services provided.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Convertible Bonds (81.7%)
	Advertising/Marketing Services (1.0%)
$1,220	Interpublic Group of Cos Inc.	4.25%	03/15/23	$1,134,600
	Aerospace & Defense (2.9%)
1,500	AAR Corp.	1.75	02/01/26	1,237,500
1,360	Ceradyne Inc.	2.875	12/15/35	1,297,100
598	L-3 Communications Corp.	3.00	08/01/35	655,557
				3,190,157
	Agricultural Commodities/Milling (0.4%)
560	Archer Daniels Midland Co. - 144A (a)	0.875	02/15/14	455,700
	Alternative Power Generation (1.9%)
1,750	Covanta Holding Corp.	1.00	02/01/27	1,684,375
640	Ja Solar Holdings Co.	4.50	05/15/13	468,000
				2,152,375
	Apparel/Footwear (1.2%)
1,700	Iconix Brad Group, Inc. - 144A (a)	1.875	06/30/12	1,277,125
	Beverages: Alcoholic (1.7%)
1,700	Molson Coors Brewing Co.	2.50	07/30/13	1,846,625
	Biotechnology (9.3%)
1,295	Affymetrix Inc.	3.50	01/15/38	912,975
230	Alexion Pharmaceuticals, Inc.	1.375	02/01/12	580,462
1,240	Amgen Inc.	0.125	02/01/11	1,142,350
762	Biomarin Pharmaceutical	1.875	04/23/17	1,086,803
1,750	Genzyme Corp.	1.25	12/01/23	2,030,000
1,120	Gilead Sciences Inc.	0.50	05/01/11	1,383,200
657	Illumina, Inc. - 144A (a)	0.625	02/15/14	1,226,947
540	Isis Pharmaceuticals Inc.	2.625	02/15/27	679,050
1,270	Millipore Corp. - 144A (a)	3.75	06/01/26	1,208,087
				10,249,874
	Cable/Satellite TV (1.7%)
2,000	Liberty Media Corp.	3.125	03/30/23	1,832,500
	Casino/Gaming (0.9%)
1,085	International Game Technology	2.60	12/15/36	1,019,900
	Coal (1.1%)
700	Massey Energy Co.	3.25	08/01/15	488,250
800	Peabody Energy Corp.	4.75	12/15/41	725,000
				1,213,250

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Computer Peripherals (3.1%)
$1,350	EMC Corp. - 144A (a)	1.75%	12/01/11	$1,344,937
660	Maxtor Corp.	6.80	04/30/10	653,400
1,600	NetApp Inc. - 144A (a)	1.75	06/01/13	1,372,000
				3,370,337
	Contract Drilling (2.6%)
1,400	Nabors Industries Inc.	0.94	05/15/11	1,263,500
750	Transocean Inc. Ser A	1.625	12/15/37	710,625
1,000	Transocean Inc. Ser B	1.50	12/15/37	921,250
				2,895,375
	Drugstore Chains (0.4%)
640	Rite Aid Corp.	8.50	05/15/15	388,000
	Electrical Products (0.8%)
820	SunPower Corp.	0.75	08/01/27	883,550
	Electronic Components (1.5%)
1,600	Flextronics International Ltd.	1.00	08/01/10	1,408,000
310	Sandisk Corp.	1.00	05/15/13	247,612
				1,655,612
	Electronic Distributors (1.8%)
1,050	Anixter International Inc. - 144A (a)	1.00	02/15/13	1,109,062
930	Avnet Inc.	2.00	03/15/34	931,162
				2,040,224
	Electronics/Appliance Stores (0.8%)
900	Best Buy Co., Inc.	2.25	01/15/22	884,250
	Energy (0.5%)
640	Yingli Greeen Energy Holdings Co.	0.00	12/15/12	521,600
	Environmental Services (1.2%)
1,200	Waste Connections, Inc.	3.75	04/01/26	1,351,500
	Financial Services (1.3%)
1,660	Nasdaq Stock Market Inc. - 144 (a)	2.50	08/15/13	1,431,750
	Food: Meat/Fish/Dairy (1.1%)
1,280	Tyson Foods Inc.	3.25	10/15/13	1,200,000
	Hospital/Nursing Management (4.2%)
1,790	Health Management Association - 144A (a)	3.75	05/01/28	1,359,022
4,000	Lifepoint Hospitals Inc.	3.50	05/15/14	3,290,000
				4,649,022

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Hotels/Resorts/Cruiselines (1.1%)
$1,920	Carnival Corp.	0.50	(b)%	04/29/33	$1,216,800
	Industrial Machinery (0.4%)
325	Actuant Corp.	2.00		11/15/23	439,156
	Information Technology Services (1.7%)
1,020	Lawson Software - 144A (a)	2.50		04/15/12	787,950
1,190	Level 3 Communications Inc.	6.00		09/15/09	1,124,550
					1,912,500
	Internet Software/Services (4.1%)
1,240	Digital River Inc.	1.25		01/01/24	1,222,950
1,700	Equinix Inc.	2.50		04/15/12	1,481,125
850	GSI Commerce, Inc. - 144A (a)	2.50		06/01/27	674,687
1,750	SAVVIS Inc.	3.00		05/15/12	1,168,125
					4,546,887
	Investment Banks/Brokers (1.2%)
1,400	Merrill Lynch & Co., Inc.	0.00	(b)	03/13/32	1,330,000
	Medical Distributors (0.8%)
930	Omnicom Group Inc.	0.00		02/07/31	910,237
	Medical Specialties (7.5%)
930	American Medical Systems	3.25		07/01/36	947,438
1,360	Fisher Scientific International	3.25		03/01/24	1,995,800
1,415	Hologic Inc.	2.00	(b)	12/15/37	1,050,638
1,200	Medtronic Inc.	1.50		04/15/11	1,200,000
1,320	Sonosite Inc.	3.75		07/15/14	1,384,350
1,650	Wright Medical Group Inc.	2.625		12/01/14	1,742,813
					8,321,039
	Metal Fabrications (1.0%)
1,485	General Cable Corp. - 144A (a)	1.00		10/15/12	1,150,875
	Miscellaneous (1.1%)
1,240	Informatica Corp.	3.00		03/15/26	1,207,450
	Oil & Gas Production (2.9%)
1,440	Carrizo Oil & Gas	4.375		06/01/28	1,024,200
640	Chesapeake Energy Corp.	2.25		12/15/38	443,200
660	Chesapeake Energy Corp.	2.75		11/15/35	711,150
1,250	Delta Petroleum Corp.	3.75		05/01/37	1,010,938
					3,189,488

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Oilfield Services/Equipment (2.4%)
$750	Cal Dive International, Inc.	3.25%		12/15/25	$715,313
500	Cameron Intl Corp.	2.50		06/15/26	633,125
350	Schlumberger Ltd.	2.125		06/01/23	686,875
745	SESI LLC. - 144 (a)	1.50	(b)	12/15/26	653,738
					2,689,051
	Packaged Software (2.5%)
1,565	Blackboard Inc.	3.25		07/01/27	1,431,975
1,020	Sybase Inc.	1.75		02/22/25	1,314,525
					2,746,500
	Pharmaceuticals: Major (1.5%)
1,650	Wyeth	2.621	(c)	01/15/24	1,612,545
	Pharmaceuticals: Other (1.4%)
665	Allergan Inc.	1.50		04/01/26	691,600
1,030	Inverness Medical Innovations, Inc. - 144A (a)	3.00		05/15/16	852,325
					1,543,925
	Real Estate Development (0.6%)
850	American Real Estate Holdings	4.00	(c)	08/15/13	616,250
	Real Estate Investment Trusts (1.1%)
700	Prologis - 144A (a)	2.25		04/01/37	536,375
650	Rayonier Trs. Holdings Inc.	3.75		10/15/12	641,063
					1,177,438
	Recreational Products (0.5%)
600	Scientific Games Corp.	0.75	(b)	12/01/24	589,500
	Semiconductors (3.3%)
300	Intel Corp. - 144A (a)	2.95		12/15/35	263,625
1,750	Intel Corp. - 144A (a)	2.95		12/15/35	1,537,813
1,400	On Semiconductor Corp. - 144A (a)	2.625		12/15/26	1,204,000
800	Xilinx, Inc. - 144A (a)	3.125		03/15/37	668,000
					3,673,438
	Specialty Telecommunications (0.2%)
310	Qwest Communications International, Inc.	3.50		11/15/25	264,663
	Telecommunication Equipment (0.4%)
563	ADC Telecommunications Inc.	3.508	(c)	06/15/13	417,324
	Trucks/Construction/Farm Machinery (0.4%)
620	Trinity Industries Inc.	3.875		06/01/36	452,600

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Wholesale Distributors (2.8%)
$2,000	Collegiate Pacific Inc.	5.75%	12/01/09	$1,770,000
300	WESCO International Inc.	1.75	11/15/26	234,375
1,400	WESCO International. Inc. - 144A (a)	1.75	11/15/26	1,093,750
				3,098,125
	Wireless Telecommunications (1.4%)
1,520	NII Holdings, Inc.	2.75	08/15/25	1,512,400
	Total Convertible Bonds (Cost $99,655,431)			90,261,517

NUMBER OF SHARES
	Convertible Preferred Stocks (11.9%)
	Agricultural Commodities/Milling (0.2%)
425	Bunge Ltd. $51.25	265,804
	Chemicals: Major Diversified (1.0%)
31,000	Celanese Corp. $1.0625	1,146,690
	Electric Utilities (0.9%)
4,100	NRG Energy Inc. $14.375	948,166
	Finance/Rental/Leasing (0.9%)
1,450	SLM Corp. (Series C) $72.50	1,017,494
	Financial Conglomerates (1.4%)
39,050	Citigroup Inc. (Series T) $3.25	1,601,050
	Life/Health Insurance (0.6%)
49,500	MetLife, Inc. (Series B) $0.79687	619,740
	Major Banks (1.7%)
1,625	Bank of America Corp. (Series L) $72.50	1,361,750
5,600	Keycorp (Series A) $7.75	476,056
		1,837,806
	Office Equipment/Supplies (1.1%)
27,500	Avery Dennison Corp. $3.9375	1,186,075
	Pharmaceuticals: Generic Drugs (0.8%)
1,070	Mylan Inc. $65	839,950
	Pharmaceuticals: Major (1.1%)
6,800	Schering-Plough Corp. $15.00	1,176,536

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Portfolio of Investments  ■  September 30, 2008 continued

NUMBER OF SHARES		VALUE
	Precious Metals (0.8%)
6,210	Freeport-McMoran & Gold Inc. $6.75	$527,229
10,900	Vale Capital Ltd. $2.75	414,200
		941,429
	Telecommunication Equipment (0.4%)
1,100	Lucent Technologies Capital Trust I $77.50	429,000
	Wireless Telecommunications (1.0%)
24,000	Crown Castle International Corp. $3.125	1,092,000
	Total Convertible Preferred Stocks (Cost $17,692,916)	13,101,740
	Preferred Stock (0.8%)
	Finance/Rental/Leasing
26,000	CIT Group Inc. (Series C) (Cost $1,345,228)	856,180
	Common Stocks (1.3%)
	Life/Health Insurance (0.3%)
5,502	MetLife, Inc.	308,112
	Wireless Telecommunications (1.0%)
30,492	NII Holdings Inc. (d)	1,156,256
	Total Common Stocks (Cost $1,139,899)	1,464,368
NUMBER OF SHARES (000)
	Short-Term Investment (e) (3.9%)
	Investment Company
4,309	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $4,309,198)	4,309,198

Total Investments (Cost $124,142,672) (f)	99.6%	109,993,003
Other Assets in Excess of Liabilities	0.4	495,703
Net Assets	100.0%	$110,488,706

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Rate in effect at September 30, 2008. Rate will reset at a future specified date.

  (c)  Floating rate security. Rate shown is in effect at September 30, 2008.

  (d)  Non-income producing security.

  (e)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (f)  The aggregate cost for federal income tax purposes is $124,623,380. The aggregate gross unrealized appreciation is $2,687,517 and the aggregate gross unrealized depreciation is $17,317,894, resulting in net unrealized depreciation of $14,630,377.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Summary of Investments  ■  September 30, 2008

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Biotechnology	$10,249,874	9.3%
Medical Specialties	8,321,039	7.6
Hospital/Nursing Management	4,649,022	4.2
Internet Software/Services	4,546,887	4.1
Investment Company	4,309,198	3.9
Wireless Telecommunications	3,760,656	3.4
Semiconductors	3,673,438	3.3
Computer Peripherals	3,370,337	3.1
Aerospace & Defense	3,190,157	2.9
Oil & Gas Production	3,189,488	2.9
Wholesale Distributors	3,098,125	2.8
Contract Drilling	2,895,375	2.6
Pharmaceuticals: Major	2,789,081	2.5
Packaged Software	2,746,500	2.5
Oilfield Services/Equipment	2,689,051	2.4
Alternative Power Generation	2,152,375	2.0
Electronic Distributors	2,040,224	1.9
Information Technology Services	1,912,500	1.7
Finance/Rental/Leasing	1,873,674	1.7
Beverages: Alcoholic	1,846,625	1.7
Major Banks	1,837,806	1.7
Cable/Satellite Tv	1,832,500	1.7
Electronic Components	1,655,612	1.5
Financial Conglomerates	1,601,050	1.5
Pharmaceuticals: Other	1,543,925	1.4
Financial Services	1,431,750	1.3
Environmental Services	1,351,500	1.2
Investment Banks/Brokers	1,330,000	1.2
Apparel/Footwear	1,277,125	1.2
Hotels/Resorts/Cruiselines	1,216,800	1.1
Coal	1,213,250	1.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Miscellaneous	$1,207,450	1.1%
Food: Meat/Fish/Dairy	1,200,000	1.1
Office Equipment/Supplies	1,186,075	1.1
Real Estate Investment Trusts	1,177,438	1.1
Metal Fabrications	1,150,875	1.0
Chemicals: Major Diversified	1,146,690	1.0
Advertising/Marketing Services	1,134,600	1.0
Casino/Gaming	1,019,900	0.9
Electric Utilities	948,166	0.9
Precious Metals	941,429	0.9
Life/Health Insurance	927,852	0.8
Medical Distributors	910,237	0.8
Electronics/Appliance Stores	884,250	0.8
Electrical Products	883,550	0.8
Telecommunication Equipment	846,324	0.8
Pharmaceuticals: Generic Drugs	839,950	0.8
Agricultural Commodities/ Milling	721,504	0.7
Real Estate Development	616,250	0.6
Recreational Products	589,500	0.5
Energy	521,600	0.5
Trucks/Construction/ Farm Machinery	452,600	0.4
Industrial Machinery	439,156	0.4
Drugstore Chains	388,000	0.4
Specialty Telecommunications	264,663	0.2
	$109,993,003	100.0%

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2008

Assets:
Investments in securities, at value (cost $119,833,474)	$105,683,805
Investment in affiliate, at value (cost $4,309,198)	4,309,198
Receivable for:
Interest	716,441
Shares of beneficial interest sold	37,778
Dividends	29,453
Dividends from affiliate	11,161
Prepaid expenses and other assets	39,834
Total Assets	110,827,670
Liabilities:
Payable for:
Shares of beneficial interest redeemed	71,178
Investment advisory fee	53,528
Distribution fee	47,679
Transfer agent fee	29,360
Administration fee	8,400
Accrued expenses and other payables	128,819
Total Liabilities	338,964
Net Assets	$110,488,706
Composition of Net Assets:
Paid-in-capital	$123,370,315
Net unrealized depreciation	(14,149,669)
Accumulated undistributed net investment income	465,912
Accumulated undistributed net realized gain	802,148
Net Assets	$110,488,706
Class A Shares:
Net Assets	$80,730,880
Shares Outstanding (unlimited authorized, $.01 par value)	5,257,996
Net Asset Value Per Share	$15.35
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$16.20
Class B Shares:
Net Assets	$23,690,691
Shares Outstanding (unlimited authorized, $.01 par value)	1,539,823
Net Asset Value Per Share	$15.39
Class C Shares:
Net Assets	$5,981,426
Shares Outstanding (unlimited authorized, $.01 par value)	391,434
Net Asset Value Per Share	$15.28
Class I Shares @@:
Net Assets	$85,709
Shares Outstanding (unlimited authorized, $.01 par value)	5,575
Net Asset Value Per Share	$15.37

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements continued

Statement of Operations

For the year ended September 30, 2008

Net Investment Income: Income
Interest	$2,387,040
Dividends	1,313,551
Dividends from affiliate	334,244
Total Income	4,034,835
Expenses
Investment advisory fee	728,993
Distribution fee (Class A shares)	239,726
Distribution fee (Class B shares)	339,618
Distribution fee (Class C shares)	76,770
Transfer agent fees and expenses	179,562
Administration fee	112,153
Professional fees	74,573
Registration fees	50,630
Shareholder reports and notices	48,864
Custodian fees	9,417
Trustees' fees and expenses	9,008
Other	28,681
Total Expenses	1,897,995
Less: expense offset	(359)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(10,675)
Net Expenses	1,886,961
Net Investment Income	2,147,874
Realized and Unrealized Gain (Loss):
Net Realized Gain	2,754,773
Net Change in Unrealized Appreciation/Depreciation	(29,043,689)
Net Loss	(26,288,916)
Net Decrease	$(24,141,042)

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2008	FOR THE YEAR ENDED SEPTEMBER 30, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,147,874	$3,236,972
Net realized gain	2,754,773	12,524,757
Net change in unrealized appreciation/depreciation	(29,043,689)	4,663,858
Net Increase (Decrease)	(24,141,042)	20,425,587
Dividends to Shareholders from Net Investment Income:
Class A shares	(2,500,440)	(3,059,250)
Class B shares	(577,608)	(943,872)
Class C shares	(135,855)	(169,539)
Class I shares@@	(2,837)	(75,270)
Total Dividends	(3,216,740)	(4,247,931)
Net decrease from transactions in shares of beneficial interest	(22,172,806)	(31,803,608)
Net Decrease	(49,530,588)	(15,625,952)
Net Assets:
Beginning of period	160,019,294	175,645,246
End of Period (Including accumulated undistributed net investment income of $465,912 and $1,304,811, respectively)	$110,488,706	$160,019,294

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008

1. Organization and Accounting Policies

Morgan Stanley Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses. Effective March 31, 2008, Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 28, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by taxing authorities.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of the daily net assets not exceeding $750 million; 0.47% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.42% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.395% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.37% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.345% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $112,322,660 at September 30, 2008.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended September 30, 2008, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $179, $63,386 and $1,906, respectively, and received $12,940 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended September 30, 2008, advisory fees paid were reduced by $10,675 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $334,244 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and sales in investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class aggregated $74,370,501 and $90,467,942, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2008 aggregated $124,269,605 and $131,240,364, respectively.

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

For the year ended September 30, 2008, the Fund incurred brokerage commissions of $802 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2008, included in Trustees' fees and expenses in the Statement of Operations amounted to $5,955. At September 30, 2008, the Fund had an accrued pension liability of $59,154 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2008		FOR THE YEAR ENDED SEPTEMBER 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	184,938	$3,303,275	79,957	$1,442,848
Conversion from Class B	94,779	1,724,564	167,844	3,055,341
Reinvestment of dividends	133,340	2,331,213	136,809	2,512,041
Redeemed	(868,706)	(15,668,305)	(1,100,385)	(20,082,209)
Net decrease — Class A	(455,649)	(8,309,253)	(715,775)	(13,071,979)
CLASS B SHARES
Sold	63,063	1,123,345	192,179	3,475,391
Conversion to Class A	(94,873)	(1,724,564)	(167,728)	(3,055,341)
Reinvestment of dividends	29,489	517,639	36,462	669,905
Redeemed	(684,684)	(12,314,278)	(820,904)	(14,982,749)
Net decrease — Class B	(687,005)	(12,397,858)	(759,991)	(13,892,794)
CLASS C SHARES
Sold	39,675	720,530	30,690	559,935
Reinvestment of dividends	7,149	124,082	6,582	120,242
Redeemed	(102,368)	(1,822,497)	(75,083)	(1,362,784)
Net decrease — Class C	(55,544)	(977,885)	(37,811)	(682,607)
CLASS I SHARES@@
Sold	137	2,474	3,186	57,829
Reinvestment of dividends	136	2,374	559	10,194
Redeemed	(25,673)	(492,658)	(231,659)	(4,224,251)
Net decrease — Class I	(25,400)	(487,810)	(227,914)	(4,156,228)
Net decrease in Fund	(1,223,598)	$(22,172,806)	(1,741,491)	$(31,803,608)

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2008	FOR THE YEAR ENDED SEPTEMBER 30, 2007
Ordinary income	$3,216,740	$4,247,931

As of September 30, 2008, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$985,453
Undistributed long-term gains	837,412
Net accumulated earnings	1,822,865
Temporary differences	(74,097)
Net unrealized depreciation	(14,630,377)
Total accumulated losses	$(12,881,609)

During the year ended September 30, 2008, the Fund utilized its net capital loss carryforward of $1,725,445.

As of September 30, 2008, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, book amortization of premiums on debt securities and tax adjustments on convertible preferred stock.

Permanent differences, due to tax adjustments on securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2008:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$229,967	$(227,107)	$(2,860)

8. Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives,

Morgan Stanley Convertible Securities Trust

Notes to Financial Statements  ■  September 30, 2008 continued

quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

9. Subsequent Event

Subsequent to September 30, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Fund's investments since September 30, 2008.

Morgan Stanley Convertible Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008		2007		2006	2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.01		$17.29		$16.46	$15.78	$14.76
Income (loss) from investment operations:
Net investment income(1)	0.32		0.39		0.43	0.47	0.48
Net realized and unrealized gain (loss)	(3.52)		1.84		0.82	0.69	1.06
Total income (loss) from investment operations	(3.20)		2.23		1.25	1.16	1.54
Less dividends from net investment income	(0.46)		(0.51)		(0.42)	(0.48)	(0.52)
Net asset value, end of period	$15.35		$19.01		$17.29	$16.46	$15.78
Total Return(2)	(17.05)%		13.03%		7.64%	7.47%	10.49%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.12	%(4)	1.10	%(4)	1.12%	1.11%	1.04%
Net investment income	1.76	%(4)	2.16	%(4)	2.55%	2.84%	2.98%
Supplemental Data:
Net assets, end of period, in thousands	$80,731		$108,594		$111,137	$118,298	$8,314
Portfolio turnover rate	95%		97%		58%	47%	62%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.01% for the period ended September 30, 2008 and an effect of less than 0.005% for the period ended September 30, 2007.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008		2007		2006	2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.03		$17.31		$16.48	$15.78	$14.76
Income (loss) from investment operations:
Net investment income(1)	0.19		0.26		0.30	0.33	0.35
Net realized and unrealized gain (loss)	(3.51)		1.83		0.82	0.71	1.07
Total income (loss) from investment operations	(3.32)		2.09		1.12	1.04	1.42
Less dividends from net investment income	(0.32)		(0.37)		(0.29)	(0.34)	(0.40)
Net asset value, end of period	$15.39		$19.03		$17.31	$16.48	$15.78
Total Return(2)	(17.64)%		12.14%		6.85%	6.65%	9.63%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.88	%(4)	1.86	%(4)	1.88%	1.86%	1.81%
Net investment income	1.00	%(4)	1.40	%(4)	1.79%	2.09%	2.21%
Supplemental Data:
Net assets, end of period, in thousands	$23,691		$42,383		$51,695	$74,529	$244,246
Portfolio turnover rate	95%		97%		58%	47%	62%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.01% for the period ended September 30, 2008 and an effect of less than 0.005% for the period ended September 30, 2007.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008		2007		2006	2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.91		$17.20		$16.38	$15.71	$14.70
Income (loss) from investment operations:
Net investment income(1)	0.18		0.25		0.32	0.34	0.35
Net realized and unrealized gain (loss)	(3.49)		1.83		0.82	0.69	1.07
Total income (loss) from investment operations	(3.31)		2.08		1.14	1.03	1.42
Less dividends from net investment income	(0.32)		(0.37)		(0.32)	(0.36)	(0.41)
Net asset value, end of period	$15.28		$18.91		$17.20	$16.38	$15.71
Total Return(2)	(17.68)%		12.18%		7.00%	6.61%	9.65%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.88	%(4)	1.86	%(4)	1.73%	1.85%	1.81%
Net investment income	1.00	%(4)	1.40	%(4)	1.94%	2.10%	2.21%
Supplemental Data:
Net assets, end of period, in thousands	$5,981		$8,453		$8,339	$10,374	$12,390
Portfolio turnover rate	95%		97%		58%	47%	62%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.01% for the period ended September 30, 2008 and an effect of less than 0.005% for the period ended September 30, 2007.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2008		2007		2006	2005	2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$19.02		$17.28		$16.46	$15.78	$14.76
Income (loss) from investment operations:
Net investment income(1)	0.36		0.45		0.47	0.50	0.51
Net realized and unrealized gain (loss)	(3.50)		1.84		0.81	0.70	1.07
Total income (loss) from investment operations	(3.14)		2.29		1.28	1.20	1.58
Less dividends from net investment income	(0.51)		(0.55)		(0.46)	(0.52)	(0.56)
Net asset value, end of period	$15.37		$19.02		$17.28	$16.46	$15.78
Total Return(2)	(16.82)%		13.42%		7.90%	7.72%	10.75%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.88	%(4)	0.86	%(4)	0.88%	0.86%	0.81%
Net investment income	2.00	%(4)	2.40	%(4)	2.79%	3.09%	3.21%
Supplemental Data:
Net assets, end of period, in thousands	$86		$589		$4,474	$3,698	$5,120
Portfolio turnover rate	95%		97%		58%	47%	62%

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. The rebate had an effect of 0.01% for the period ended September 30, 2008 and an effect of less than 0.005% for the period ended September 30, 2007.

See Notes to Financial Statements

Morgan Stanley Convertible Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Convertible Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Convertible Securities Trust (the "Trust"), including the portfolio of investments, as of September 30, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Convertible Securities Trust as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 25, 2008

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Convertible Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Convertible Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2008. For corporate shareholders, 27.84% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2008. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2001. The Fund designated up to a maximum of $844,581 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

CNSANN
IU08-05870P-Y09/08

INVESTMENT MANAGEMENT

Morgan Stanley
Convertible
Securities Trust

Annual Report

September 30, 2008

Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

                                                (1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

                                                (2)                                  Not applicable.

                                                (3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant			Covered Entities(1)
Audit Fees		$40,250		N/A

Non-Audit Fees
Audit-Related Fees		$325	(2)	$4,555,000	(2)
Tax Fees		$5,726	(3)	$747,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$6,051		$5,302,000

Total		$46,301		$5,302,000

2007

	Registrant			Covered Entities(1)
Audit Fees		$38,550		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$5,041,000	(2)
Tax Fees		$5,655	(3)	$761,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,655		$5,802,000

Total		$44,205		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                 Not applicable.

(g)              See table above.

(h)              The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Convertible Securities Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
November 18, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 18, 2008